THE EMERGING

                                                  MEXICO

                                                  FUND, INC.



                                                  SEMI-ANNUAL REPORT

                                                  DECEMBER 31, 1998

[LOGO] SANTANDER
       MANAGEMENT INC.

THE EMERGING MEXICO FUND, INC.
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GENERAL INFORMATION

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THE FUND

The Emerging Mexico Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities issued by Mexican companies. The balance of the Fund's assets will be invested in Mexican peso or U.S. dollar-denominated fixed-income securities.

THE INVESTMENT ADVISER

Santander Management Inc. is the Fund's investment adviser. Santander Management Inc. is an indirect subsidiary of Banco Santander, S.A.

Gestion Santander Mexico, S.A. de C.V., an affiliate of the Investment Adviser, serves as the Fund's sub-adviser in Mexico.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "EmMx" or "EmergMexFd." The Fund's NYSE trading symbol is "MEF".

Net asset value and market price information about the Fund's shares are published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, as well as in other newspapers, in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, National Association, at (800) 852-4750.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Dividend Plan"), shareholders may elect to have all dividend and capital gain distributions (collectively referred to as "dividends") reinvested by PNC Bank, National Association (the "Plan Agent") in additional shares of Common Stock of the Fund. Holders of Common Stock who do not elect to participate in the Dividend Plan will receive all dividends in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Dividend


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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

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Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividends. Shareholders who intend to hold their shares through a broker or nominee should contact such broker or nominee to confirm that they may participate in the Dividend Plan.

Whenever the Fund declares a dividend payable either in shares or in cash, non-participants in the Dividend Plan will receive cash and participants in the Dividend Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock in the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market price per share (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but in no event more than thirty days after the dividend payment date (the "last purchase date"), to invest the dividend amount in shares acquired in open-market purchases. If the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares resulting in the acquisition of fewer shares than if

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

--------------------------------------------------------------------------------


the dividend had been paid in newly issued shares on the dividend payment date. Due to the foregoing difficulty with respect to open-market purchases, the Dividend Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders' accounts in the Dividend Plan and furnishes written confirmation of all transactions in the account, including information required by shareholders for their tax records. Shares in the account of each Dividend Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Dividend Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The reinvestment of dividends will not relieve participants of any federal income tax that may be payable (or required to be withheld) on such dividends.

Experience under the Dividend Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Dividend Plan. There is no direct service charge to participants in the Dividend Plan; however, the Fund reserves the right to amend the Dividend Plan to include a service charge payable by the participants.

Information relating to the Plan is available from the Plan Agent, PNC Bank, National Association, at PNC Bank, National Association, Closed-End Department-Mexico, P.O. Box 8950, Wilmington, Delaware 19809 or by calling (800) 852-4750.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION (continued)

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CORPORATE DEVELOPMENTS

The Fund announced on February 4, 1999 that a federal judge has scheduled a hearing for March 26, 1999 at 10:00 a.m. to consider the fairness of the settlement of two class action lawsuits pending against the Fund and its Board of Directors.

On October 26, 1998, the Board of Directors announced their decision to submit to shareholder vote a recommendation to liquidate the Fund. The Fund has scheduled a special stockholders' meeting for March 30, 1999 for the purpose of voting on the proposed liquidation and dissolution of the Fund. The Fund's liquidation is subject to approval of the Fund's stockholders and court approval of the resolution of the lawsuits. If stockholders approve the Fund's liquidation at the meeting and the settlement of the claims is approved, the Fund's shares of common stock will cease to trade on the NYSE shortly thereafter and the distribution of fund assets will be made in cash payments to the shareholders.

On September 21, 1998, the Directors announced the decision to enact a Share Repurchase Program as long as the Fund's discount to net asset value exceeded 10%. Through December 31, 1998, the Fund had repurchased approximately 20% of its total outstanding shares since the announcement.

YEAR 2000 PROCESSING ISSUE

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it has implemented steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund has developed contingency plans intended to assure that third-party noncompliance will not materially affect the Fund's operations. Based on reports provided by its service providers, the Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on its ability to continue its operations.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential affect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

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THE EMERGING MEXICO FUND, INC.
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LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------


                                                                February 3, 1999

Dear Shareholders:

We are pleased to present the semi-annual report of The Emerging Mexico Fund, Inc. (the "Fund") for the six months ended December 31, 1998.

The Fund's per share net asset value at December 31, 1998 was $6.55 representing a 29.95% decrease during the six-month period. The closing market price on the New York Stock Exchange on December 31, 1998 was $5.8125, a decrease of 26.77% during the six-month period. On December 31, 1998, the Funds net assets aggregated $67.4 million and the closing price on the New York Stock Exchange ranged from a high of $8.5625 on July 16-17, 1998 to a low of $3.25 on September 10, 1998.

THE MEXICAN ECONOMY

We believe that the Mexican economy, though affected, has held up fairly well in a difficult international environment the past eighteen months. First, there was the crisis in Southeast Asia in 1997 and its contagion to other countries in the region. Next, in 1998, we witnessed the collapse of the Russian financial markets and the generalized drop of international commodity prices. Finally, during the first weeks of 1999, there was the devaluation of the Brazilian Real, which we believe will bring a recession to that economy. We believe some of the factors contributing to the relative positive results reached by the Mexican economy are: (1) its participation in the North American Free Trade Agreement (NAFTA) and the large trade relations with its partners; (2) relatively low direct exposure to the economies in crisis; (3) officials' efforts to maintain sound government finances in this adverse environment; and (4) the market oriented reforms that have been implemented during the past decade.

In this environment, we expect the Mexican economy to switch gears to slower growth rates over the next year. While Gross Domestic Product ("GDP") expanded approximately 5.3% during the first nine months of the year after a 7% expansion in 1997, growth is expected to decelerate in the fourth quarter to about 3.3%. The manufacturing sector has remained the most dynamic contributor to GDP growth in this period, supported by a strong domestic economy. The weakness of international commodity prices has contributed to the mining sector's stagnation. We expect this economic slowdown will carry on into 1999 with effects becoming evident across all sectors and we anticipate GDP growth to decelerate to approximately 2.5%.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

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The current account deficit continued to deteriorate in the second half of 1998.
Despite 11.4% growth in non-oil exports, the trade deficit increased as imports continued to grow approximately 14.0% while oil prices decreased more than 30% from the previous year. During the fourth quarter, the Mexican oil basket price fell below US$7.0/barrel, levels not experienced since 1986. In line with market consensus and Mexican officials, we believe oil prices will remain weak over the next twelve months. For 1999, it is estimated that the current account deficit and the trade deficit will reach levels of 3.3% and 1.7% of GDP, respectively, an improvement relative to those expected for 1998.

On the fiscal front, authorities reacted to prevent the 1998 oil price collapse from significantly affecting the planned stability of the government's financial situation. Although government revenues suffered a negative oil related impact of approximately US$3.0 billion, equivalent to almost 4% of total revenues, the government managed to reduce spending to prevent the fiscal deficit from exceeding an estimated 1.25% of GDP. Moreover, anticipating that oil prices were going to remain weaker than had been previously estimated, the government reached an agreement with Congress to adjust the initial 1999 budget proposal in order to maintain the deficit at approximately 1.25% for 1999. As such, the final budget approved for 1999 represents the most conservative of the past 15 years when measured as a percentage of GDP.

We have certainly witnessed the effects of the international financial volatility on the monetary indicators. Inflation reached 18.6% in 1998, surpassing by a wide margin the 12% target originally set by the monetary authorities and reverting the downward trend of the previous two years. In order to prevent inflation from escalating even higher, the Central Bank tightened even further an already restrictive monetary policy that it implemented during the first half of 1998. Following this restrictive policy, and despite the multiple interest rate reductions implemented by hard currency Central Banks, Mexican nominal and real interest rates practically doubled at year-end relative to the previous year. The Mexican Peso also served as a buffer to external uncertainty losing more than 20% of its value versus the US Dollar.

On the political front, the 2000 Presidential election will be in the forefront. It is likely that Vicente Fox and Cuauhtemoc Cardenas will obtain the nominations of the PAN and PRD parties, respectively. For the officialist PRI party, the candidate and the way the candidate will be chosen remains an open question.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

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THE MEXICAN MARKET

Despite the relative positive results seen in the real macroeconomic indicators in 1998, the Mexican stock market suffered a setback along with other Latin-American markets. For the calendar year, the IPC index lost 38% in U.S. dollar terms (24% in local currency), similar to the declines experienced by both the Brazilian Bovespa and the Argentinean Merval. International events increased the perceived risk associated with investing in Mexico and Latin-American markets and significantly affected the equity market's performance in the region. At one point, the Mexican market dropped to levels in dollar terms not experienced since the Peso crisis in 1995. Influenced by the International Monetary Fund's financial package to Brazil and the multiple interest rate decreases by major Central Banks from Europe to Japan, the markets recovered in the later part of the year.

In general, the financial results announced by listed companies for the nine months ended September 30, 1998, reflected the dynamism of the domestic economy and the weakness of those sectors exposed to weak international commodity prices. Consolidated results showed that both sales and operating profits increased by more than 10% in real terms for the first nine months of 1998 compared to the previous year. Cement, construction, retail and beverages were among the most dynamic sectors, while mining, steel and industrials lagged behind, with flat to negative growth in both sales and operating profits. The depreciation of the Peso and the increase in interest rates adversely affected results at the net earnings level, reflecting the increased financial cost of leverage that went along with international financial volatility.

We remain positive on the long-term prospect for the Mexican market. We believe that the Mexican market will be able to differentiate itself from other markets in the region despite the negative effect that the still evolving crisis in Brazil could bring in the short-term. We expect the following factors to be significant drivers for the market:

     o Continued economic growth in Mexico versus a potential recession in certain South American economies;

     o    Sustained economic growth with low inflation in the U.S.;

     o    Asian economies beginning to show signals of bottoming out;

     o    Attractive valuations of the Mexican market.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (concluded)

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THE PORTFOLIO

Over the past year, the Fund maintained its strategy of investing 95-100% of its assets in shares of Mexican companies with attractive growth opportunities. Over this period, the Fund's holdings included small, medium and large capitalization stocks with a focus on companies with domestic exposure. As with the Mexican market, the Fund's performance was negatively affected by the volatility and uncertainty that reigned in the international financial markets. Moreover, the Fund's lack of exposure to two large capitalization stocks, Telefonos de Mexico (Telmex) and Empresas la Moderna, which had solid performance and together accounted for approximately 25% of the IPC index at the beginning of the year, also hindered the Fund's performance relative to the IPC index. During the twelve month period ended December 31, 1998, the Fund's net asset value declined 52%.

During the second half of 1998, the Board of Directors made two major announcements related to the Fund's future operations that were responsive to the issue of the discount to net asset value. In September, the Directors announced the decision to enact a Share Repurchase Program (the "Program") as long as the Fund's discount to net asset value exceeded 10%. Through December 31, 1998, the Fund had repurchased approximately 20% of its total outstanding shares when the Program commenced. In late October, the Directors announced their decision to submit to shareholder vote a recommendation to liquidate the Fund.

The Emerging Mexico Fund will continue with its full investment strategy in Mexican stocks until shareholders decide the future of the Fund. In the mean time, the portfolio's holdings will comply with the dual objective of maintaining exposure to the Mexican equity market and of facilitating the liquidation, process of the Fund if shareholders decide to accept the Directors' recommendation.

Thank you for your continued interest in the Fund.


/s/ GONZALO DE LAS HERAS                      /s/ PABLO MANCERA DE ARRIGUNAGA
--------------------------                    -------------------------------
Gonzalo de Las Heras                          Pablo Mancera de Arrigunaga
President                                     Portfolio Manager

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998 (unaudited)

--------------------------------------------------------------------------------
MEXICAN EQUITIES -- 94.82%
--------------------------------------------------------------------------------

   Shares                                                               Value
------------                                                         -----------
BUILDING MATERIALS & CEMENT -- 7.93%
      40,000   Apasco, S.A. de C.V. ...............................  $   140,939
     716,590   Cemex, S.A. de C.V.--Series CPO ....................    1,544,593
     791,452   Cemex, S.A. de C.V.--Series CPO ADR ................    3,660,466
                                                                     -----------
                                                                       5,345,998
                                                                     -----------
COMMUNICATIONS -- 10.51%
   1,047,000   Carso Global Telecom, S.A. de C.V.--Series A1 ......    3,530,520
     274,000   Grupo Televisa, S.A. de C.V.--Series CPO* ..........    3,413,589
     333,632   T.V. Azteca, S.A. de C.V.--Series CPO ..............      143,153
                                                                     -----------
                                                                       7,087,262
                                                                     -----------
CONSTRUCTION -- 10.86%
   1,538,260   Corporacion Geo, S.A. de C.V.--Series B ............    4,270,787
   2,345,000   Grupo Tribasa, S.A. de C.V.* .......................    2,036,042
     603,700   Grupo Tribasa, S.A. de C.V. ADR* ...................    1,018,744
                                                                     -----------
                                                                       7,325,573
                                                                     -----------
ENTERTAINMENT -- 8.35%
   1,169,180   Corporacion Interamericana de Entretenimiento,
               S.A. de C.V.--Series B* ............................    3,187,063
   1,182,957   Corporacion Interamericana de Entretenimiento,
               S.A. de C.V.--Series L* ............................    2,448,321
                                                                     -----------
                                                                       5,635,384
                                                                     -----------
FINANCIAL SERVICES -- 6.13%
     736,000   Grupo Financiero Banamex--Accival, S.A. de C.V.--
                Series B ..........................................      964,491
   5,022,000   Grupo Financiero Bancomer, S.A. de C.V.--
                Series B ..........................................    1,074,875
   2,444,000   Grupo Financiero Banorte, S.A. de C.V.--Series B ...    2,097,324
                                                                     -----------
                                                                       4,136,690
                                                                     -----------

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (continued)
DECEMBER 31, 1998 (unaudited)

--------------------------------------------------------------------------------

   Shares                                                               Value
------------                                                         -----------
FOOD, BEVERAGE, TOBACCO -- 15.56%
   1,811,000   Fomento Economico Mexicano, S.A. de C.V.--
                Series B ..........................................  $ 4,909,172
   1,192,000   Grupo Embotelladoras Unidas, S.A. de C.V.--
                Series B* .........................................    1,540,394
   1,031,000   Grupo Industrial Maseca, S.A. de C.V.--Series B ....      832,711
     800,000   Grupo Modelo, S.A. de C.V.--Series C ...............    1,692,075
   2,763,000   Pasteleria Francesa, S.A. de C.V. ..................      700,165
     625,000   PepsiGemex, S.A. de C.V.--Series CPO ...............      820,293
                                                                     -----------
                                                                      10,494,810
                                                                     -----------
INDUSTRIAL CONGLOMERATES -- 8.95%
   2,011,000   Desc, S.A. de C.V.--Series B .......................    1,705,442
     940,000   Grupo Carso, S.A. de C.V.--Series A1 ...............    3,188,693
     792,000   Sanluis Corporacion, S.A. de C.V.--Series CPO ......    1,143,422
                                                                     -----------
                                                                       6,037,557
                                                                     -----------
LODGING -- 1.47%
   8,914,000   Grupe, S.A. de C.V.--Series B* .....................      989,944
                                                                     -----------
METALS & MINING -- 4.38%
   1,011,000   Industrias CH, S.A. de C.V.--Series B* .............    1,796,426
      34,000   Tubos de Acero de Mexico, S.A. .....................      219,687
     145,400   Tubos de Acero de Mexico, S.A. ADR .................      936,013
                                                                     -----------
                                                                       2,952,126
                                                                     -----------
PAPER -- 5.15%
   6,670,000   Empaques Ponderosa, S.A.--Series B* ................    3,474,730
                                                                     -----------
RETAIL -- 9.36%
   4,550,000   Controladora Comercial Mexicana, S.A. de C.V.--
                Series UBC ........................................    3,215,548
     962,000   Soriana, S.A. de C.V.--Series B ....................    3,098,213
                                                                     -----------
                                                                       6,313,761
                                                                     -----------

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
DECEMBER 31, 1998 (unaudited)

--------------------------------------------------------------------------------

   Shares                                                               Value
------------                                                         -----------
SPECIALTY RETAIL -- 6.17%

   1,636,000   Data Capital, S.A. de C.V. .........................  $   161,866
     287,000   Grupo Comercial Gomo, S.A. de C.V.* ................      237,018
   7,362,000   Grupo Elektra, S.A. de C.V.* .......................    3,760,900
                                                                     -----------
                                                                       4,159,784
                                                                     -----------
TOTAL MEXICAN EQUITIES (cost--$102,577,555) .......................   63,953,619
                                                                     -----------

--------------------------------------------------------------------------------
TIME DEPOSITS -- 1.44%
--------------------------------------------------------------------------------

  Principal
   Amount
  ----------
   $900,000   Bank of Montreal, 3.75%+ ............................      900,000
     71,000   Brown Brothers Harriman & Co
                Grand Cayman, 3.75%+ ..............................       71,000
                                                                     -----------
TOTAL TIME DEPOSITS (cost--$971,000) ..............................      971,000
                                                                     -----------
TOTAL INVESTMENTS (cost--$103,548,555)--96.26% ....................   64,924,619
Other assets less liabilities--3.74% ..............................    2,520,348
                                                                     -----------
NET ASSETS (applicable to 10,301,731 shares; equivalent
 to $6.55 per share)--100.00% .....................................  $67,444,967
                                                                     ===========

----------
ADR American Depositary Receipt.

     *    Non-income producing security.

     + Variable rate account--rate resets on a monthly basis; amount available upon 48 hours' notice.


                See accompanying notes to financial statements.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998 (unaudited)

--------------------------------------------------------------------------------


ASSETS
   Investments, at value (cost--$103,548,555) ...................  $ 64,924,619
   Cash (including Mexican pesos of $134,830
    with a cost of $134,395) ....................................       137,945
   Receivable for investments sold ..............................     3,163,095
   Dividends and interest receivable ............................        33,592
                                                                    ------------
      Total assets                                                   68,259,251
                                                                    ------------
LIABILITIES
   Payable for Fund shares repurchased ..........................       117,939
   Investment advisory fee payable ..............................        50,605
   Administration fee payable ...................................        10,970
   Other accrued expenses .......................................       634,770
                                                                    ------------
      Total liabilities .........................................       814,284
                                                                    ------------
NET ASSETS
   Common stock, $0.10 par value; 10,301,731 shares
    issued and outstanding (100,000,000 shares authorized) ......     1,030,173
   Additional paid-in capital ...................................   121,751,755
   Accumulated net investment loss ..............................      (740,778)
   Accumulated net realized loss ................................   (15,953,869)
   Net unrealized depreciation of investments and other
    assets and liabilities denominated in Mexican pesos .........   (38,642,314)
                                                                    ------------
      Net assets applicable to shares outstanding ...............  $ 67,444,967
                                                                   ============

NET ASSET VALUE PER SHARE .......................................         $6.55
                                                                          =====


                See accompanying notes to financial statements.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 1998 (unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest (net of Mexican withholding taxes of $459) ..........    $  274,843
   Dividends ....................................................       249,607
                                                                   ------------
                                                                        524,450
                                                                   ------------
EXPENSES
   Legal fees ...................................................       446,907
   Investment advisory fees .....................................       373,657
   Custodian and accounting fees ................................       112,267
   Administration fees ..........................................        79,031
   Reports to shareholders ......................................        49,185
   Audit fees ...................................................        29,530
   Directors' fees and expenses .................................        22,080
   Transfer agent fees and expenses .............................        14,597
   Miscellaneous expenses .......................................        16,866
                                                                   ------------
                                                                      1,144,120
                                                                   ------------
NET INVESTMENT LOSS .............................................      (619,670)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS
    Net realized loss on:
     Investments ................................................   (15,340,812)
     Foreign currency transactions ..............................       (75,370)
    Net change in unrealized appreciation/depreciation of:
     Investments ................................................   (25,043,637)
     Other assets and liabilities denominated in Mexican pesos ..       (18,583)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS ..............................   (40,478,402)
                                                                   ------------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ...........  $(41,098,072)
                                                                   ============


                See accompanying notes to financial statements.

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THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                     For the
                                                   Six Months
                                                      Ended        For the Year
                                                December 31, 1998      Ended
                                                   (Unaudited)     June 30, 1998
                                                -----------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
  Net investment loss ........................   $   (619,670)      $  (831,404)
  Net realized gain (loss) on investments
   and foreign currency transactions .........    (15,416,182)       28,149,338
  Net change in unrealized appreciation/
   depreciation of investments, options
   written and other assets and liabilities
   denominated in Mexican pesos ..............    (25,062,220)      (52,459,151)
                                                 ------------      ------------
  Total from investment operations ...........    (41,098,072)      (25,141,217)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
  Cost of Fund shares repurchased ............    (12,242,550)              --
                                                 ------------      ------------
  Net decrease in net assets .................    (53,340,622)      (25,141,217)


NET ASSETS
  Beginning of period ........................    120,785,589       145,926,806
                                                 ------------      ------------
  End of period ..............................   $ 67,444,967      $120,785,589
                                                 ============      ============


                See accompanying notes to financial statements.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1998 (unaudited)

--------------------------------------------------------------------------------


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Mexico Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 25, 1990, as a non-diversified, closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in Mexican equity securities. Prior to commencing investment operations on October 11, 1990, the Fund had no operations other than the sale to Santander Management Inc. (the "Investment Adviser") of 9,000 shares of common stock for $100,440 on September 26, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--Securities which are regularly traded on Mexican and U.S. stock exchanges are valued at the last sales price as of the close of business on the day of valuation or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are generally valued at the last reported sales price as of the close of business on the day of valuation or, if there was no sale, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price available. Securities and assets for which market quotations are not readily available (or for which market quotations are not considered representative of fair value) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase was greater than 60 days, unless the Board of Directors determines that such value does not represent the fair value of such investments.

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on Mexican securities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------


change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults, the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Security Lending--The Fund may lend securities up to 33-1/3% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------


times by cash or liquid securities in an amount at least equal to 105% of the market value of the securities on loan that are foreign securities, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is PaineWebber Incorporated ("PaineWebber") who administers the Fund's lending program. PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agency fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee after the payment of the lending agents' fees paid by the borrowers. For the six months ended December 31, 1998, net earnings to the Fund from investment of cash collateral was $7,809, after deducting the borrowers' rebate of $4,154 and PaineWebber fees of $39,469.

U.S. Federal Income Taxes--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required.

Mexican Withholding Taxes--Effective January 1, 1999, the Mexican government implemented a 5% withholding tax on dividends paid to nonresidents. The 5% withholding tax is applied on a grossed-up basis, resulting in an effective rate of withholding of 7.7%. Interest income is subject to withholding tax at a rate of 15% with the exception of debt issued by the Mexican federal government. Realized gains from the sale or disposition of equity securities listed on the Mexican Stock Exchange that are either directly available to foreign investors or available through the Neutral Trust arrangements are exempt from Mexican withholding tax. Realized gains from off-exchange transactions in both listed and unlisted securities are subject to 20% withholding tax on the amount received or at the election of the Fund, 30% tax on the realized gain. For the six months ended December 31, 1998, the Fund did not realize any gains from off-exchange transactions.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------


Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from Mexican securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Mexican peso amounts are translated into U.S. dollars on the following basis: (i) the foreign currency market value of investments and other assets and liabilities denominated in Mexican pesos at the closing rate of exchange on the valuation date; and (ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of Mexican peso denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing Mexican peso denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized depreciation of investments and other assets and liabilities denominated in Mexican pesos. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER, MEXICAN ADVISER AND ADMINISTRATOR

The Investment Adviser has an Investment Advisory Agreement with the Fund. In accordance with the Investment Advisory Agreement, the Investment Adviser provides or arranges for the provision of investment advisory services to the Fund subject to the oversight and supervision of the Board of Directors. As compensation for its services, the Investment Adviser receives a monthly fee, computed weekly, at an annual rate of 0.90% of the Fund's average weekly net assets up to $200 million and 0.80% of such net assets in excess of $200 million.

The Fund and the Investment Adviser have a Sub-Advisory Agreement with Gestion Santander Mexico, S.A. de C.V. (the "Mexican Adviser"), an affiliate of the Investment Adviser. Under the terms of the Sub-Advisory Agreement, the Mexican Adviser is responsible for making investment decisions on behalf of the Fund and providing other portfolio management services. As compensation for its services, the Investment Adviser, out of its investment advisory fee, pays the Mexican Adviser a monthly fee, computed weekly, at an annual rate of 0.15% of the Fund's average weekly net assets.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

--------------------------------------------------------------------------------


Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund's average weekly net assets up to $50 million, 0.18% of the Fund's next $25 million of average weekly net assets and 0.16% of such net assets in excess of $75 million, subject to a minimum annual fee of $125,000.

TRANSACTIONS WITH AFFILIATES

Banco Santander de Negocios Mexico, S.A., an affiliate of the Investment Adviser, in its capacity as the Fund's subcustodian in Mexico, earned fees of approximately $24,000 for the six months ended December 31, 1998, of which approximately $3,500 was payable at December 31, 1998.

For the six months ended December 31, 1998, the Fund paid $8,038 in brokerage commissions to Casa de Bolsa Santander Mexico, S.A. de C.V., an affiliate of the Investment Adviser.

The Fund paid or accrued approximately $122,000 for the six months ended December 31, 1998 for legal services to Brown & Wood LLP, the law firm in which the Fund's secretary is a partner.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized depreciation of investments of $38,623,936 was composed of gross appreciation of $907,564 for those investments having an excess of value over cost and gross depreciation of $39,531,500 for those investments having an excess of cost over value.

For the six months ended December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $11,900,052 and $27,269,841, respectively.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------


CAPITAL STOCK

At December 31, 1998, the Investment Adviser owned 12,000 shares of the Fund. There were no transactions in shares of common stock for the year ended June 30, 1998. Transactions in shares of common stock for the six months ended December 31, 1998 were as follows:

Shares outstanding, beginning of period                             12,913,231
 Shares repurchased                                                 (2,611,500)
                                                                    ----------
Shares outstanding, end of period                                   10,301,731
                                                                    ----------

CONCENTRATION OF RISK

The Fund invests in securities listed on the Mexican Stock Exchange through Neutral Trust arrangements pursuant to which the Fund obtains the monetary and economic rights but not voting rights with respect to the securities.

Investments in Mexico may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, future political and economic developments and the level of Mexican governmental supervision and regulation of its securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


     Selected data for a share of common stock outstanding throughout each period is presented below.

                                                              For the
                                                            Six Months
                                                               Ended
                                                            December 31,               For the Year Ended June 30,
                                                                1998     -------------------------------------------------------
                                                            (unaudited)    1998        1997        1996        1995       1994
                                                            -----------  --------    --------    --------    -------    --------
Net asset value, beginning of period .....................    $   9.35   $  11.30    $   8.57      $ 7.02   $  17.69    $  15.79
                                                              -------    --------    --------    --------    -------    --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss) .............................      (0.05)*     (0.07)       0.06        0.25*      0.43        0.08*
Net realized and unrealized gain (loss) on
 investments, options written and foreign
 currency transactions ...................................      (3.03)*     (1.88)       2.77        1.67*     (8.74)       4.78*
                                                              -------    --------    --------    --------    -------    --------
  Total from investment operations .......................      (3.08)      (1.95)       2.83        1.92      (8.31)       4.86
                                                              -------    --------    --------    --------    -------    --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............................       --          --         (0.02)       --        (0.10)      (0.21)
In excess of net investment income .......................       --          --         (0.08)       --         --          --
From net realized gain on investments ....................       --          --          --          --        (0.92)      (2.18)
In excess of net realized gain on
 investments .............................................       --          --          --          --        (1.42)       --
                                                              -------    --------    --------    --------    -------    --------
  Total dividends and distributions to
   shareholders ..........................................       --          --         (0.10)       --        (2.44)      (2.39)
                                                              -------    --------    --------    --------    -------    --------
CAPITAL SHARE TRANSACTIONS
Anti-dilutive effect of shares repurchased ...............       0.28        --          --          --         --          --
Anti-dilutive effect of dividend
 reinvestment ............................................       --          --          --          --         0.03        0.02
                                                              -------    --------    --------    --------    -------    --------
Dilutive effect of rights offering .......................       --          --          --         (0.32)      --         (0.57)
Offering costs charged and adjustments to
 additional paid-in capital ..............................       --          --          --         (0.05)      0.05       (0.02)
                                                              -------    --------    --------    --------    -------    --------
  Total capital share transactions .......................       0.28        --          --         (0.37)      0.08       (0.57)
                                                              -------    --------    --------    --------    -------    --------
Net asset value, end of period ...........................    $  6.55    $   9.35    $  11.30    $   8.57    $  7.02    $  17.69
                                                              =======    ========    ========    ========    =======    ========
Market value, end of period ..............................    $  5.81    $   7.94    $   9.25    $   7.00    $  8.00    $  17.38
                                                              =======    ========    ========    ========    =======    ========
TOTAL INVESTMENT RETURN(1) (2) ...........................     (26.77)%    (14.19)%     33.71%     (10.42)%   (41.83)%     36.71%
                                                              =======    ========    ========    ========    =======    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted) ..................    $67,445    $120,786    $145,927    $110,696    $64,029    $158,466
                                                              =======    ========    ========    ========    =======    ========
Ratio of expenses to average net assets ..................       2.76%(3)    1.89%       1.66%       1.77%      1.75%       1.56%
Ratio of net investment income (loss) to
 average net assets ......................................     (1.49)%(3)   (0.53)%      0.60%       3.29%      3.38%       0.62%
Portfolio turnover .......................................        15%          87%         71%         67%        83%         36%

----------

*    Based on average shares outstanding.

(1)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, the purchase of common stock pursuant to any rights offering occurring in the period and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(2)  Total investment return for a period of less than one year is not annualized.

(3)  Annualized.


The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the Mexican Stock Exchange Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Mexican peso/U.S. dollar exchange rate.

                                                                   MEF
                                                            [LOGO] Listed
                                                                   NYSE

THE EMERGING MEXICO FUND, INC.
--------------------------------------------------------------------------------
Gonzalo de Las Heras            President & Director
Philip L. Bullen                Director
Edgar R. Fiedler                Director
Rodney B. Wagner                Director
Richard S. Weinert              Director
Paul H. Schubert                Treasurer
Thomas R. Smith, Jr.            Secretary

INVESTMENT ADVISER
--------------------------------------------------------------------------------
Santander Management Inc.
P.O. Box N-1682
Bahamas Financial Centre, 3rd Floor
Charlotte and Shirley Streets
Nassau, Bahamas

MEXICAN ADVISER
--------------------------------------------------------------------------------
Gestion Santander Mexico, S.A. de C.V.
Paseo de la Reforma No. 211 Piso 9
Col. Cuauhtemoc C.P.
11560 Mexico, D.F.

ADMINISTRATOR
--------------------------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

CUSTODIANS
--------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Banco Santander de Negocios Mexico, S.A.
Monte Pelvoux No. 220 Piso 2
Lomas de Chapultepec
11000 Mexico, D.F.

SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------
PNC Bank, National Association
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL
--------------------------------------------------------------------------------
Brown & Wood LLP
One World Trade Center
New York, New York 10048


TO OBTAIN ADDITIONAL INFORMATION, INCLUDING UPDATED NET ASSET VALUES AND SHARE PRICES, CALL TOLL-FREE: (800) 852-4750.